UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: October 27, 2005
                  Date of earliest event reported: October 21, 2005

                            NOVA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                        333-82608                 95-4756822
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



             1005 Terminal Way, Suite 110, Reno, NV         89502-2179
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            (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (775) 324-8531


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))







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SECTION 2-        FINANCIAL INFORMATION

         ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         As of October 21, 2005, the Company, through its wholly-owned subsidiary Nacio Systems, Inc., newly-formed Nevada corporation, has completed the acquisition of the all of the business and operating assets, including all intellectual property, of Nacio Systems, Inc, based in Novato, California. In its report dated June 2, 2005, the Company disclosed the execution of the Asset Acquisition Agreement, subject to the approval of the shareholders of Nacio Systems, Inc., the selling corporation. Such shareholder approval has now been obtained.

         The consideration paid by the Company for the acquired assets was the Company's common stock with a market value of $8,000,000.

         The definitive Asset Purchase Agreement and corollary documents and exhibits plus the consolidated financial statements for the Company are attached as exhibits to this report.

SECTION 9-        FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         2.1 Asset Acquisition Agreement and related documents and exhibits thereto.

         99.1              Consolidated Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Nova Communications Ltd.

                                                By: /s/ LESLIE I. HANDLER
                                                        President
Dated: October 27, 2005